UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2017
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110	92121
San Diego, CA	(Zip Code)
(Address of principal executive offices)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
On March 1, 2017, Retrophin, Inc. (“Retrophin”), one of the partners of Ligand Pharmaceuticals, Inc. (the “Company” or “Ligand”), announced, among other things, an update on the regulatory pathway for its late-stage product candidate sparsentan, including plans to initiate a Phase 3 clinical trial in the second half of 2017. Pursuant to the sublicense agreement, dated December 11, 2012, by and between Ligand and Retrophin, Ligand is eligible to receive $1.6 million upon the initiation of a Phase 3 clinical trial of sparsentan and $5,992,500 upon filing of a new drug application for sparsentan in FSGS, in each case net of payments due from Ligand to Bristol-Myers Squibb Company for such milestone events pursuant to the license agreement, dated May 27, 2006 (as amended). Under our license agreement with Retrophin we are entitled to receive potential net milestones in addition to those noted above of over $65 million in the future and 9% net royalties on future worldwide sales by Retrophin.
Caution Regarding Forward-Looking Statements
Certain statements in this report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “continue,” “expect,” “anticipate,” “intend,” “predict,” “project,” “estimate,” “likely,” “believe,” “might”, “seek,” “may,” “will,” “remain,” “potential,” “can,” “should,” “could,” “future” and similar expressions, or the negative of those expressions. Such forward-looking statements include statements regarding Retrohpin’s plans to initate a Phase 3 clinical trial for sparsentan and the net milestone payments which may be due to Ligand. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements, including that Retrophin may decide to not pursuant sparsentan for reasons beyond Ligand’s control. Consideration should be given to the areas of risk described above, and additional information concerning these and other risk factors affecting the Company can be found in the Company’s public periodic filings with the Securities and Exchange Commission available at www.sec.gov. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company's views only as of the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED
Date: March 3, 2017	By: /s/ Charles Berkman Name: Charles Berkman Title: Vice President, General Counsel and Secretary